                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

WHEREAS, Cincinnati Milacron Inc., (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $100,000,000 principal amount of Notes Due 2000.

NOW THEREFORE, I in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments (including post-effective amendments) thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th day of April, 1995.


                                        /s/ Daniel J. Meyer
                                        ------------------------------
                                        Daniel J. Meyer
                                        Chairman, Chief Executive
                                        Officer and Director

                               POWER OF ATTORNEY
                               -----------------

WHEREAS, Cincinnati Milacron Inc., (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $100,000,000 principal amount of Notes Due 2000.

NOW THEREFORE, I in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments (including post-effective amendments) thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th day of April, 1995.


                                        /s/ Robert P. Lienesch
                                        ------------------------------
                                        Robert P. Lienesch
                                        Controller

                               POWER OF ATTORNEY
                               -----------------

WHEREAS, Cincinnati Milacron Inc., (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $100,000,000 principal amount of Notes Due 2000.

NOW THEREFORE, I in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments (including post-effective amendments) thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th day of April, 1995.


                                        /s/ Darryl F. Allen
                                        ------------------------------
                                        Darryl F. Allen
                                        Director

                               POWER OF ATTORNEY
                               -----------------

WHEREAS, Cincinnati Milacron Inc., (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $100,000,000 principal amount of Notes Due 2000.

NOW THEREFORE, I in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments (including post-effective amendments) thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th day of April, 1995.


                                        /s/ Neil A. Armstrong
                                        ------------------------------
                                        Neil A. Armstrong
                                        Director

                               POWER OF ATTORNEY
                               -----------------

WHEREAS, Cincinnati Milacron Inc., (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $100,000,000 principal amount of Notes Due 2000.

NOW THEREFORE, I in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments (including post-effective amendments) thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th day of April, 1995.


                                        /s/ Lyle Everingham
                                        ------------------------------
                                        Lyle Everingham
                                        Director

                               POWER OF ATTORNEY
                               -----------------

WHEREAS, Cincinnati Milacron Inc., (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $100,000,000 principal amount of Notes Due 2000.

NOW THEREFORE, I in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments (including post-effective amendments) thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th day of April, 1995.


                                        /s/ James A. D. Geier
                                        ------------------------------
                                        James A. D. Geier
                                        Director

                               POWER OF ATTORNEY
                               -----------------

WHEREAS, Cincinnati Milacron Inc., (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $100,000,000 principal amount of Notes Due 2000.

NOW THEREFORE, I in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments (including post-effective amendments) thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th day of April, 1995.


                                        /s/ Harry A. Hammerly
                                        ------------------------------
                                        Harry A. Hammerly
                                        Director

                               POWER OF ATTORNEY
                               -----------------

WHEREAS, Cincinnati Milacron Inc., (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $100,000,000 principal amount of Notes Due 2000.

NOW THEREFORE, I in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments (including post-effective amendments) thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th day of April, 1995.


                                        /s/ James E. Perrella
                                        ------------------------------
                                        James E. Perrella
                                        Director

                               POWER OF ATTORNEY
                               -----------------

WHEREAS, Cincinnati Milacron Inc., (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $100,000,000 principal amount of Notes Due 2000.

NOW THEREFORE, I in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments (including post-effective amendments) thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th day of April, 1995.


                                        /s/ Raymond E. Ross
                                        ------------------------------
                                        Raymond E. Ross
                                        President, Chief Operating
                                        Officer and Director

                               POWER OF ATTORNEY
                               -----------------

WHEREAS, Cincinnati Milacron Inc., (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $100,000,000 principal amount of Notes Due 2000.

NOW THEREFORE, I in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments (including post-effective amendments) thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th day of April, 1995.


                                        /s/ Joseph A. Steger
                                        ------------------------------
                                        Joseph A. Steger
                                        Director

                               POWER OF ATTORNEY
                               -----------------

WHEREAS, Cincinnati Milacron Inc., (the "Corporation") proposed to file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement to register up to $100,000,000 principal amount of Notes Due 2000.

NOW THEREFORE, I in my capacity as a director and/or officer of the Corporation, hereby appoint Ronald D. Brown, Wayne F. Taylor and Walter S. Wood and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director and/or officer of the Corporation, said Registration Statement and any amendments (including post-effective amendments) thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th day of April, 1995.


                                        /s/ Harry C. Stonecipher
                                        ------------------------------
                                        Harry C. Stonecipher
                                        Director